Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles BUSINESS CORPORATIONS ACT
CAROL PREST

  This Notice of Articles was issued by the Registrar on: June 1, 2017 12:53 PM Pacific Time

  Incorporation Number:                     BC0626013

  Recognition Date:         Incorporated on April 12, 2001

NOTICE OF ARTICLES

Name of Company:

CRH MEDICAL CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:

SUITE 2600, THREE BENTALL CENTRE P.O. BOX 49314, 595 BURRARD STREET VANCOUVER BC V7X 1L3 CANADA	SUITE 2600, THREE BENTALL CENTRE P.O. BOX 49314, 595 BURRARD STREET VANCOUVER BC V7X I L3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:

SUITE 2600, THREE BENTALL CENTRE P.O. BOX 49314,595 BURRARD STREET VANCOUVER BC V7X 1L3 CANADA	SUITE 2600, THREE BENTALL CENTRE P.O. BOX 49314, 595 BURRARD STREET VANCOUVER BC V7X I L3 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Johnson, David

Mailing Address:	Delivery Address:

7464 NORTH SHORE ROAD NORFOLK VA 23505 UNITED STATES	7464 NORTH SHORE ROAD NORFOLK VA 23505 UNITED STATES

Page: 1 of 2

Last Name, First Name, Middle Name:

Patrick, Todd

Mailing Address:	Delivery Address:

9029 NE 36TH STREET YARROW POINT WA 98004 UNITED STATES	9029 NE 36TH STREET YARROW POINT WA 98004 UNITED STATES

Last Name, First Name, Middle Name:

HOLLER, ANTHONY

Mailing Address:	Delivery Address:

SUITE 578, 999 CANADA PLACE VANCOUVER BC V6C 3E2 CANADA	SUITE 578, 999 CANADA PLACE VANCOUVER BC V6C 3E2 CANADA

Last Name, First Name, Middle Name:

Wright, Edward

Mailing Address:	Delivery Address:

578 - 999 CANADA PLACE VANCOUVER BC V6C 3E1 CANADA	578 - 999 CANADA PLACE VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:

Webb, Ian A.

Mailing Address:	Delivery Address:

578 - 999 CANADA PLACE VANCOUVER BC V6C 3E1 CANADA	578 - 999 CANADA PLACE VANCOUVER BC V6C 3E1 CANADA

AUTHORIZED SHARE STRUCTURE
1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page: 2 of 2

Date and Time: April 28, 2006 11:14 AM Pacific Time

Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor -940 Blanshard St. Victoria BC 250 356-8626

Notice of Alteration

FORM 11

BUSINESS CORPORATIONS ACT

Section 257

Filed Date and Time:	April 27, 2006 11:28 AM Pacific Time

Alteration Date and Time:	Notice of Articles Altered on April 28, 2006 12:01 AM Pacific Time

NOTICE OF ALTERATION

Incorporation Number:	Name of Company:

BC0626013	MEDSURGE MEDICAL PRODUCTS CORP.

Name Reservation Number:	Name Reserved:

NR8279601	CRH MEDICAL CORPORATION

ALTERATION EFFECTIVE DATE:

Specified Date and Time of Alteration: April 28, 2006 12:01 AM Pacific Time

CHANGE OF NAME OF COMPANY

From: MEDSURGE MEDICAL PRODUCTS CORP.	To: CRH MEDICAL CORPORATION

BC0626013 Page: 1 of 1

Ministry of Finance Corporate and Personal Property Registries www.corporateonfine.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St Victoria BC 250 356-8626

Transition Application	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Form 43 BUSINESS CORPORATIONS ACT Section 437	J S Powell March 15, 2005

FILING DETAILS :	Transition Application for: MEDSURGE MEDICAL PRODUCTS CORP.

Filed Date and Time :	March 15, 2005 02:45 PM Pacific Time

Transition Date and Time :	Transitioned on March 15, 2005 02:45 PM Pacific Time

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:

BC0626013	MEDSURGE MEDICAL PRODUCTS CORP.

NOTICE OF ARTICLES

Name of Company:

MEDSURGE MEDICAL PRODUCTS CORP.

BC0626013 Page: 1 of 3

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:

17TH FLOOR, 1750 - 1185 WEST GEORGIA ST. VANCOUVER BC V6E 4E6	17TH FLOOR, 1750 - 1185 WEST GEORGIA ST. VANCOUVER BC V6E 4E6

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:

17TH FLOOR, 1750 - 1185 WEST GEORGIA ST. VANCOUVER BC V6E 4E6	17TH FLOOR, 1750 - 1185 WEST GEORGIA ST. VANCOUVER BC V6E 4E6

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

LLEWELLYN, NOEL

Mailing Address:	Delivery Address:

826 WEST 48 AVE VANCOUVER BC V5Z2R9	826 WEST 48 AVE VANCOUVER BC V5Z2R9

Last Name, First Name Middle Name:

MORIN, MARC G.

Mailing Address:	Delivery Address:

4025 RIPPLE RD WEST VANCOUVER BC V7V3K8	4025 RIPPLE RD WEST VANCOUVER BC V7V3K8

Last Name, First Name Middle Name:

O’REGAN , PATRICK J.

Mailing Address:	Delivery Address:

KING FISAL SPECIALIST HOSPITAL RIYADH SAUDI ARABIA	KING FISAL SPECIALIST HOSPITAL RIYADH SAUDI ARABIA

BC0626013 Page: 2 of 3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE
1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

BC0626013 Page: 3 of 3